SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 1999


                                MICROVISION, INC.
             (Exact name of registrant as specified in its charter)


  Washington                         0-21221                    91-1600822
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

2203 Airport Way South, Suite 100
Seattle, Washington                                                98134
(Address of Principal Executive Office)                          (Zip Code)


Registrant's telephone number, including area code:           (206) 623-7055
Registrant's facsimile number, including area code:           (206) 623-5961

Item 5. Other Events
        ------------

     On January 14, 1999, Microvision, Inc. (the "Company") raised $5,000,000 through the sale of 5,000 shares of its Series B Convertible Preferred Stock, Class 1 (the "Series B-1 Stock") to Margaret Elardi, an accredited investor. The Series B-1 Stock will be convertible from time to time into shares of common stock at an initial conversion price of $12.50 per share, subject to adjustment under certain conditions. The Company also granted Mrs. Elardi an option to purchase 1,600 shares of Series B Convertible Preferred Stock, Class 2 (the "Series B-2 Stock") at $1,000 per share at any time prior to July 14, 1999, and an option to purchase 1,920 shares of Series B Convertible Preferred Stock, Class 3 (the "Series B-3 Stock") at $1,000 per share at any time prior to October 14, 1999. The initial conversion price for the Series B-2 Stock is $16.00 per share and for the Series B-3 Stock is $19.20 per share. The Company expects to file a registration statement covering the resale of the shares of common stock underlying the Series B Convertible Preferred Stock after July 14, 1999.

     Upon closing of the financing, the Board of Directors of the Company elected Mrs. Elardi as a director. Mrs. Elardi will serve as a director of the Company until the next annual meeting of the shareholders of the Company and until her successor is duly qualified and elected.


Item 7. Financial Statements and Exhibits
        ---------------------------------

        A. Financial Statements
           --------------------

           None.

        B. Exhibits
           --------

           The following are filed as exhibits to this Current Report:

           3.1 Amended and Restated Articles of Incorporation of Microvision, Inc.(1)

           3.1.1 Articles of Amendment of Articles of Incorporation Containing the Statement of Rights and Preferences of the Series B Convertible Preferred Stock of Microvision, Inc., dated January 13, 1999

           4.1     Form of specimen certificate for the Series B-1 Stock

           4.2     Form of specimen certificate for the Series B-2 Stock

           4.3     Form of specimen certificate for the Series B-3 Stock

           4.4 Registration Rights Agreement, dated as of January 14, 1999, between Microvision, Inc. and Margaret Elardi

           10.1 Series B Convertible Preferred Stock Purchase Agreement, dated as of January 14, 1999, between Microvision, Inc. and Margaret Elardi


(1) Incorporated by reference to the Company's Form SB-2 Registration Statement, Registration No. 333-5276-LA.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MICROVISION, INC.


                                       By: /s/ RICHARD F. RUTKOWSKI
                                          --------------------------------------
                                          Richard F. Rutkowski
                                          President and Chief Executive Officer
Date: January 28, 1999

                                  EXHIBIT INDEX


Exhibit
Number        Description

3.1           Amended and Restated Articles of Incorporation of Microvision,
              Inc.(1)

3.1.1 Articles of Amendment of Articles of Incorporation Containing the Statement of Rights and Preferences of the Series B Convertible Preferred Stock of Microvision, Inc., dated January 13, 1999

4.1           Form of specimen certificate for the Series B-1 Stock

4.2           Form of specimen certificate for the Series B-2 Stock

4.3           Form of specimen certificate for the Series B-3 Stock

4.4 Registration Rights Agreement, dated as of January 14, 1999, between Microvision, Inc. and Margaret Elardi

10.1 Series B Convertible Preferred Stock Purchase Agreement, dated as of January 14, 1999, between Microvision, Inc. and Margaret Elardi



(1) Incorporated by reference to the Company's Form SB-2 Registration Statement, Registration No. 333-5276-LA.